UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-10481

Cohen & Steers Quality Income Realty Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2023. The total returns for Cohen & Steers Quality Income Realty Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2023
Cohen & Steers Quality Income Realty Fund at Net Asset Value(a)	7.09%
Cohen & Steers Quality Income Realty Fund at Market Value(a)	4.94%
FTSE Nareit All Equity REITs Index(b)	2.97%
Blended Benchmark—80% FTSE Nareit All Equity REITs Index/20% ICE BofA REIT Preferred Securities Index(b)	5.88%
S&P 500 Index(b)	16.89%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market including all REITs. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Consolidated Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

U.S. real estate securities modestly advanced in the six-month period ended June 30, 2023, although the group trailed broader equities by a wide margin. Notably, however, equity markets rose on the strength of just a few sectors, led by technology (which rallied sharply on optimism surrounding advancements in artificial intelligence).

The U.S. economy decelerated in the first half of the year, although growth remained positive, and worries about an impending recession receded. Major central banks continued to aggressively raise short-term lending rates to rein in inflation—in the steepest rate-hiking cycle in more than 40 years. However, with U.S. consumer prices trending lower, the Federal Reserve appeared to be nearing a pause with its rate hikes.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on a NAV basis (the Fund underperformed based on market price).

While REITs gained as a group in the period, there was a wide range of returns by property type. Data center operators were a positive standout, benefiting from continued strength in cloud demand and the early innings of an expected multiyear tailwind from artificial intelligence (AI). The Fund maintained an overweight in the data center sector during the period, which had a positive impact on relative performance.

Health care landlords also outperformed broader REITs, with strength in certain senior housing companies. Senior housing employment showed signs of growth in the period, suggesting an optimistic outlook for staffing, which could lead to more moderate expense growth. Stock selection in health care contributed positively to the Fund’s performance, led by an overweight in Welltower, which rallied amid a recovery in senior living occupancies.

Residential companies generally performed well, led by single-family homes landlords, which were supported by solid demand and limited inventory. Apartment REITs gained on improving fundamentals as well as signs of early demand recovery on the West Coast. The manufactured home sector trailed as home sales and transient revenues came in weaker than expected. The Fund’s overweight in single-family homes helped performance, although the effect was more than countered by relatively unfavorable stock selection in the apartment and manufactured homes sectors.

Office companies had a sizable decline, continuing to struggle with weak fundamentals and deteriorating access to capital. The Fund’s underweight in offices aided performance, as did stock selection in the sector.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

In the infrastructure sector, which fell in the period, cell tower owners were hindered on a belief that wireless carrier capital expenditure budgets likely peaked in 2022 and as lower forward earnings growth became more fully digested by the market. Our underweight in infrastructure REITs helped performance.

The self storage sector performed well, led by Life Storage, which received competing takeover bids. In April, the company agreed to be acquired by Extra Space Storage. Stock selection in the sector detracted from relative performance, as the Fund did not invest in Life Storage. Elsewhere of note among REIT common shares, our underweight in timber REITs hindered performance, as they outperformed on encouraging housing starts data, while stock selection in the industrials sector helped performance.

Real estate preferred securities had a sizable gain, bouncing back from large declines in 2022 as longer-term bond yields stabilized. A relatively low supply of REIT preferreds also supported the group amid steady demand. The Fund’s underweight in real estate preferreds hindered relative performance, as did an out-of-benchmark allocation to corporate bonds, which had a slightly positive return in the period.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed significantly to the Fund’s performance for the six-month period ended June 30, 2023.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2023.

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps contributed to the Fund’s total return for the six-month period ended June 30, 2023.

The Fund also used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2023.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Sincerely,

WILLIAM F. SCAPELL	JASON YABLON
Portfolio Manager	Portfolio Manager

MATHEW KIRSCHNER

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2023

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	–2.08%	7.40%	9.17%	9.10%
Fund at Market Value	–6.15%	7.30%	8.30%	8.52%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations is February 28, 2002.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2023, leverage represented 30% of the Fund’s managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Facts(a)(b)

Leverage (as a % of managed assets)	30%
% Variable Rate Financing	19%
Variable Rate	6.0%
% Fixed Rate Financing(C)	81%
Weighted Average Rate on Fixed Financing	1.7%
Weighted Average Term on Fixed Financing	3.1 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2023. Information is subject to change.
(b)	See Note 7 in Notes to Consolidated Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

June 30, 2023 Top Ten Holdings(a) (Unaudited)
Security	Value	% of Managed Assets

Prologis, Inc.	$206,484,271	8.6

American Tower Corp.	152,969,399	6.4

Welltower, Inc.	143,935,181	6.0

Invitation Homes, Inc.	117,563,101	4.9

Digital Realty Trust, Inc.	116,257,512	4.8

Realty Income Corp.	113,189,824	4.7

Simon Property Group, Inc.	112,935,398	4.7

Equinix, Inc.	86,643,401	3.6

Mid-America Apartment Communities, Inc.	79,487,321	3.3

Crown Castle, Inc.	76,081,384	3.2

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Managed Assets)

(Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2023 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	109.4%
APARTMENT	11.7%
Apartment Income REIT Corp.(a)(b)		508,083	$18,336,716
Camden Property Trust(a)		354,614	38,606,826
Mid-America Apartment Communities, Inc.(a)(b)		523,425	79,487,321
UDR, Inc.(a)(b)		1,428,942	61,387,348

			197,818,211

DATA CENTERS	12.0%
Digital Realty Trust, Inc.(a)(b)		1,020,967	116,257,512
Equinix, Inc.(a)(b)		110,523	86,643,401

			202,900,913

DIVERSIFIED	1.0%
WP Carey, Inc.		261,412	17,660,995

FREE STANDING	9.4%
NETSTREIT Corp.		713,226	12,745,348
Realty Income Corp.(a)(b)		1,893,123	113,189,824
Spirit Realty Capital, Inc.(a)(b)		859,157	33,833,603

			159,768,775

HEALTH CARE	12.4%
Healthcare Realty Trust, Inc., Class A(a)(b)		2,944,762	55,538,211
Medical Properties Trust, Inc.		1,237,356	11,457,917
Welltower, Inc.(a)(b)		1,779,394	143,935,181

			210,931,309

HOTEL	1.6%
Host Hotels & Resorts, Inc.(a)(b)		1,640,958	27,617,323

INDUSTRIALS	16.2%
Americold Realty Trust, Inc.(a)(b)		1,664,605	53,766,741
BG LLH, LLC (Lineage Logistics)(c)(l)		142,519	15,283,738
Prologis, Inc.(a)		1,683,799	206,484,271

			275,534,750

INFRASTRUCTURE	13.5%
American Tower Corp.(a)		788,746	152,969,399
Crown Castle, Inc.(a)(b)		667,732	76,081,384

			229,050,783

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
MANUFACTURED HOME	3.4%
Sun Communities, Inc.		438,042	$57,146,959

OFFICE	1.5%
Cousins Properties, Inc.		583,799	13,310,617
Highwoods Properties, Inc.		510,337	12,202,158

			25,512,775

REGIONAL MALL	6.7%
Simon Property Group, Inc.(a)(b)		977,965	112,935,398

SELF STORAGE	5.5%
Extra Space Storage, Inc.(a)		401,520	59,766,252
Public Storage(a)(b)(d)		114,533	33,429,892

			93,196,144

SHOPPING CENTER	2.9%
Kimco Realty Corp.(a)		2,470,623	48,720,686

SINGLE FAMILY HOMES	8.4%
American Homes 4 Rent, Class A(a)(b)		723,063	25,632,583
Invitation Homes, Inc.(a)(b)		3,417,532	117,563,101

			143,195,684

SPECIALTY	2.6%
Iron Mountain, Inc.		174,134	9,894,294
Lamar Advertising Co., Class A(a)(b)		91,271	9,058,647
VICI Properties, Inc., Class A(a)(b)		788,383	24,778,877

			43,731,818

TIMBER	0.6%
Weyerhaeuser Co.(a)(b)		307,815	10,314,881

TOTAL COMMON STOCK (Identified cost—$1,476,332,572)			1,856,037,404

PREFERRED SECURITIES—EXCHANGE-TRADED	12.1%
APARTMENT	0.1%
Centerspace, 6.625%, Series C(e)		98,959	2,434,392

BANKING	1.5%
Bank of America Corp., 5.375%, Series KK(e)		100,000	2,300,000
Bank of America Corp., 6.00%, Series GG(e)		224,608	5,610,708
JPMorgan Chase & Co., 4.625%, Series LL(e)		124,812	2,556,150

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
JPMorgan Chase & Co., 4.75%, Series GG(e)		172,000	$3,685,960
JPMorgan Chase & Co., 5.75%, Series DD(e)		75,000	1,885,500
KeyCorp., 6.20% to 12/15/27(e)(f)		36,724	700,694
Truist Financial Corp., 4.75%, Series R(e)		80,200	1,610,416
Wells Fargo & Co., 4.25%, Series DD(a)(e)		69,325	1,182,684
Wells Fargo & Co., 4.70%, Series AA(a)(e)		88,000	1,622,720
Wells Fargo & Co., 4.75%, Series Z(a)(b)(e)		208,044	3,961,158

			25,115,990

DATA CENTERS	0.4%
Digital Realty Trust, Inc., 5.20%, Series L(e)		110,691	2,386,498
Digital Realty Trust, Inc., 5.85%, Series K(e)		161,925	3,784,187

			6,170,685

DIVERSIFIED	1.5%
Armada Hoffler Properties, Inc., 6.75%, Series A(a)(e)		378,000	8,871,660
DigitalBridge Group, Inc., 7.125%, Series J(e)		404,788	8,678,655
DigitalBridge Group, Inc., 7.15%, Series I(e)		404,770	8,520,408

			26,070,723

FINANCE	0.1%
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		50,000	896,500

FREE STANDING	0.8%
Agree Realty Corp., 4.25%, Series A(e)		150,455	2,795,454
Spirit Realty Capital, Inc., 6.00%, Series A(a)(e)		445,071	9,938,435

			12,733,889

HOTEL	1.3%
Pebblebrook Hotel Trust, 5.70%, Series H(e)		160,000	2,784,000
Pebblebrook Hotel Trust, 6.30%, Series F(e)		140,000	2,727,200
Pebblebrook Hotel Trust, 6.375%, Series G(e)		188,800	3,530,560
RLJ Lodging Trust, 1.95%, Series A(e)		153,045	3,686,854
Summit Hotel Properties, Inc., 5.875%, Series F(e)		122,693	2,403,556
Summit Hotel Properties, Inc., 6.25%, Series E(a)(e)		226,000	4,689,500
Sunstone Hotel Investors, Inc., 6.125%, Series H(e)		114,000	2,303,940

			22,125,610

INDUSTRIALS	0.3%
LXP Industrial Trust, 6.50%, Series C ($50 Par Value)(a)(e)		92,192	4,575,489
Rexford Industrial Realty, Inc., 5.625%, Series C(e)		30,000	654,900

			5,230,389

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
INSURANCE	0.1%
Allstate Corp./The, 7.375%(e)		81,248	$2,171,759

MANUFACTURED HOME	0.2%
UMH Properties, Inc., 6.375%, Series D(e)		115,000	2,523,100

MORTGAGE	0.0%
Arbor Realty Trust, Inc., 6.375%, Series D(e)		34,102	624,067

OFFICE	0.4%
City Office REIT, Inc., 6.625%, Series A(e)		61,000	1,140,090
Hudson Pacific Properties, Inc., 4.75%, Series C(e)		301,200	2,819,232
Vornado Realty Trust, 5.25%, Series N(a)(e)		158,108	2,368,458

			6,327,780

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series E(e)(f)		147,000	3,583,860

REGIONAL MALL	0.4%
Brookfield Property Partners LP, 5.75%, Series A(e)		154,000	2,117,500
Brookfield Property Partners LP, 6.375%, Series A2(e)		126,056	1,715,622
Brookfield Property Preferred LP, 6.25%, due 7/26/81		142,710	2,226,276

			6,059,398

SELF STORAGE	1.2%
National Storage Affiliates Trust, 6.00%, Series A(e)		192,080	4,481,227
Public Storage, 4.00%, Series P(e)		230,138	4,471,581
Public Storage, 4.10%, Series S(e)		50,000	972,000
Public Storage, 4.625%, Series L(e)		450,000	9,913,500
Public Storage, 4.75%, Series K(e)		18,000	398,340
Public Storage, 4.875%, Series I(e)		5,586	130,880

			20,367,528

SHOPPING CENTER	1.3%
Kimco Realty Corp., 5.125%, Series L(e)		24,619	578,547
Kimco Realty Corp., 5.25%, Class M(e)		181,358	4,437,830
Saul Centers, Inc., 6.00%, Series E(e)		111,000	2,392,050
Saul Centers, Inc., 6.125%, Series D(e)		101,300	2,224,548
SITE Centers Corp., 6.375%, Class A(a)(e)		200,000	4,806,000
Urstadt Biddle Properties, Inc., 5.875%, Series K(e)		199,900	4,467,765
Urstadt Biddle Properties, Inc., 6.25%, Series H(e)		157,556	3,699,635

			22,606,375

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
SINGLE FAMILY HOMES	0.5%
American Homes 4 Rent, 5.875%, Series G(e)		103,420	$2,498,627
American Homes 4 Rent, 6.25%, Series H(a)(e)		228,349	5,706,442

			8,205,069

SPECIALTY	0.3%
EPR Properties, 5.75%, Series G(e)		132,002	2,657,200
EPR Properties, 9.00%, Series E (Convertible)(e)		57,085	1,618,931
Green Brick Partners, Inc., 5.75%, Series A(e)		72,172	1,385,702

			5,661,833

TELECOMMUNICATION SERVICES	0.8%
AT&T, Inc., 4.75%, Series C(a)(e)		210,000	4,426,800
AT&T, Inc., 5.00%, Series A(e)		124,144	2,770,894
AT&T, Inc., 5.625%, due 8/1/67(a)(b)		145,567	3,658,099
United States Cellular Corp., 5.50%, due 6/1/70		168,545	2,443,902

			13,299,695

UTILITIES	0.7%
CMS Energy Corp., 5.625%, due 3/15/78		32,705	791,461
CMS Energy Corp., 5.875%, due 3/1/79		166,310	4,049,649
DTE Energy Co., 5.25%, due 12/1/77, Series E		134,351	3,197,554
Sempra Energy, 5.75%, due 7/1/79		89,854	2,165,481
Southern Co./The, 4.95%, due 1/30/80, Series 2020		100,000	2,297,000

			12,501,145

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$228,703,314)			204,709,787

		Principal Amount
PREFERRED SECURITIES—OVER-THE-COUNTER	12.7%
BANKING	7.9%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a)(b)(e)(f)(g)		$4,000,000	3,760,800
Banco Santander SA, 7.50% to 2/8/24 (Spain)(e)(f)(g)(h)		1,200,000	1,148,226
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(b)(e)(f)		4,000,000	3,976,000
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(e)(f)		2,640,000	2,586,276

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

	Principal Amount	Value
Bank of America Corp., 6.25% to 9/5/24, Series X(a)(b)(e)(f)	$6,000,000	$5,940,000
Bank of America Corp., 6.30% to 3/10/26, Series DD(e)(f)	2,000,000	2,004,500
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(a)(b)(e)(f)	3,877,000	3,193,679
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(f)	1,000,000	1,042,138
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a)(e)(f)(g)	2,200,000	2,084,280
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(e)(f)(g)	3,000,000	2,687,700
BNP Paribas SA, 6.625% to 3/25/24 (France)(a)(e)(f)(g)(i)	4,650,000	4,483,185
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(e)(f)(g)(i)	3,800,000	3,687,520
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a)(e)(f)	6,750,000	5,494,500
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(e)(f)	2,500,000	1,827,500
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(e)(f)	2,550,000	2,449,836
Citigroup, Inc., 3.875% to 2/18/26(e)(f)	2,500,000	2,100,000
Citigroup, Inc., 4.00% to 12/10/25, Series W(a)(b)(e)(f)	6,000,000	5,137,500
Citigroup, Inc., 4.15% to 11/15/26, Series Y(e)(f)	2,100,000	1,694,700
Citigroup, Inc., 5.95% to 5/15/25, Series P(e)(f)	2,000,000	1,920,556
Citigroup, Inc., 6.25% to 8/15/26, Series T(e)(f)	2,140,000	2,111,174
Citigroup, Inc., 9.341% (3 Month US LIBOR + 4.068%), Series 0(e)(j)	2,140,000	2,152,840
Credit Agricole SA, 6.875% to 9/23/24 (France)(e)(f)(g)(i)	3,000,000	2,898,480
Credit Agricole SA, 8.125% to 12/23/25 (France)(e)(f)(g)(i)	5,000,000	5,028,125
Credit Suisse Group AG, 5.25% to 2/11/27, Claim (Switzerland)(e)(f)(g)(i)(k)(l)	1,900,000	80,427
Credit Suisse Group AG, 7.50% to 7/17/23, Claim (Switzerland)(e)(f)(g)(i)(k)(l)	1,400,000	59,262
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(e)(f)(g)	3,200,000	2,839,680
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(e)(f)(g)	2,800,000	2,475,145
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a)(b)(e)(f)(g)	4,200,000	3,923,220
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(e)(f)(g)(i)	2,000,000	1,882,500
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(e)(f)	2,160,000	2,156,382
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(e)(f)	1,771,000	1,767,464

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(e)(f)		$7,500,000	$7,524,188
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(e)(f)(g)		4,000,000	3,824,600
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(e)(f)(g)		4,100,000	3,844,365
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(e)(f)(g)		1,400,000	1,298,500
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(e)(f)(g)		3,400,000	3,312,722
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(e)(f)		2,270,000	2,048,675
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(e)(f)		5,000,000	4,673,250
PNC Financial Services Group, Inc./The, 8.977% (3 Month US LIBOR + 3.678%), Series O(e)(j)		1,000,000	1,002,223
Societe Generale SA, 7.875% to 12/18/23 (France)(e)(f)(g)(i)		2,800,000	2,745,189
Societe Generale SA, 8.00% to 9/29/25 (France)(e)(f)(g)(i)		2,400,000	2,254,463
Societe Generale SA, 9.375% to 11/22/27 (France)(e)(f)(g)(i)		1,800,000	1,764,000
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(f)		1,000,000	1,018,380
UBS Group AG, 7.00% to 1/31/24 (Switzerland)(e)(f)(g)(i)		2,800,000	2,710,816
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(e)(f)		10,000,000	8,810,250
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(b)(e)(f)		2,635,000	2,588,619

			134,013,835

BROKERAGE	0.1%
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(e)(f)		1,675,000	1,402,327

ENERGY	0.1%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a)(e)(f)		2,750,000	2,644,812

FINANCE	0.2%
American Express Co., 3.55% to 9/15/26(a)(e)(f)		3,508,000	2,920,410

INDUSTRIAL PRODUCTS	0.1%
General Electric Co., 8.882% (3 Month US LIBOR + 3.33%), Series D(e)(j)		1,948,000	1,955,302

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
INSURANCE	1.3%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(f)(h)		$2,800,000	$2,667,381
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(f)(i)		4,140,000	3,975,469
Dai-ichi Life Insurance Co., Ltd./The, 4.00% to 7/24/26 (Japan)(e)(f)(i)		2,200,000	2,054,349
Markel Group, Inc., 6.00% to 6/1/25(e)(f)		2,650,000	2,560,495
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(a)(i)		2,000,000	2,098,478
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(f)		1,700,000	1,619,485
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(f)(h)		4,052,000	4,007,744
Voya Financial, Inc., 6.125% to 9/15/23, Series A(a)(e)(f)		2,500,000	2,423,340

			21,406,741

PIPELINES	0.6%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a)(b)(f)		1,750,000	1,626,334
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(f)		2,610,000	2,565,913
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(f)		1,000,000	1,007,371
Energy Transfer LP, 6.50% to 11/15/26, Series H(e)(f)		1,480,000	1,348,013
Energy Transfer LP, 7.125% to 5/15/30, Series G(e)(f)		3,825,000	3,252,863

			9,800,494

SHOPPING CENTER	0.6%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(a)(f)(i)		4,300,000	3,854,950
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(a)(f)(i)		7,600,000	6,423,689

			10,278,639

TELECOMMUNICATION SERVICES	1.1%
AT&T, Inc., 2.875% to 3/2/25, Series B(e)(f)		5,000,000	5,043,517
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(f)		5,710,000	4,536,310
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(f)(h)		4,064,000	4,026,936

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
Vodafone Group PLC, 6.50% to 5/30/29, due 8/30/84, Series EMTN (United Kingdom)(f)(h)		$1,500,000	$1,647,932
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a)(b)(f)		3,354,000	3,445,162

			18,699,857

UTILITIES	0.7%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(f)		2,600,000	2,070,536
Electricite de France SA, 6.00% to 1/29/26, Series EMTN (France)(e)(f)(h)		2,500,000	2,897,376
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(f)		3,000,000	2,912,190
Sempra Energy, 4.125% to 1/1/27, due 4/1/52(f)		4,000,000	3,241,185
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(f)		700,000	597,450

			11,718,737

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$237,454,620)			214,841,154

CORPORATE BONDS	3.5%
APARTMENT	0.1%
AvalonBay Communities, Inc., 5.00%, due 2/15/33(a)(b)		1,825,000	1,819,960

DATA CENTERS	0.1%
Digital Realty Trust LP, 5.55%, due 1/15/28		1,250,000	1,232,842

DIVERSIFIED	0.1%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(i)		1,500,000	1,101,929
Vornado Realty LP, 2.15%, due 6/1/26(a)(b)		1,050,000	890,338

			1,992,267

FREE STANDING	0.2%
Agree LP, 4.80%, due 10/1/32(a)(b)		1,250,000	1,162,406
Spirit Realty LP, 3.40%, due 1/15/30		1,840,000	1,564,983

			2,727,389

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		500,000	373,578

INFRASTRUCTURE	0.2%
American Tower Corp., 5.65%, due 3/15/33		3,225,000	3,273,353

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
MORTGAGE	0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, due 6/15/29(i)		$2,520,000	$2,053,312

OFFICE	0.3%
Boston Properties LP, 6.75%, due 12/1/27		810,000	820,014
Brandywine Operating Partnership LP, 7.55%, due 3/15/28		1,500,000	1,351,087
Hudson Pacific Properties LP, 5.95%, due 2/15/28		2,975,000	2,367,758

			4,538,859

REGIONAL MALL	0.2%
Simon Property Group LP, 5.50%, due 3/8/33		2,130,000	2,116,515
Simon Property Group LP, 5.85%, due 3/8/53		1,535,000	1,527,009

			3,643,524

RETAIL	0.2%
Essential Properties LP, 2.95%, due 7/15/31		1,473,000	1,105,544
Realty Income Corp., 5.125%, due 7/6/34		2,075,000	2,264,252

			3,369,796

SHOPPING CENTER	0.7%
Federal Realty OP LP, 5.375%, due 5/1/28		1,475,000	1,446,052
Kimco Realty OP LLC, 4.125%, due 12/1/46		700,000	520,611
Kimco Realty OP LLC, 4.25%, due 4/1/45		480,000	372,647
Kite Realty Group Trust, 4.75%, due 9/15/30(a)		6,112,000	5,501,626
Necessity Retail REIT, Inc./The/ American Finance Operating Partner LP, 4.50%, due 9/30/28(i)		4,600,000	3,543,136
Tanger Properties LP, 2.75%, due 9/1/31		1,225,000	890,340

			12,274,412

SPECIALTY	1.1%
Newmark Group, Inc., 6.125%, due 11/15/23		2,000,000	1,981,800
VICI Properties LP, 5.125%, due 5/15/32(a)(b)		2,675,000	2,505,416
VICI Properties LP, 5.625%, due 5/15/52		1,765,000	1,574,186
VICI Properties LP/VICI Note Co., Inc., 3.75%, due 2/15/27(i)		2,763,000	2,537,085
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(i)		3,616,000	3,186,889
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26(i)		2,525,000	2,364,363

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(a)(b)(i)		$5,050,000	$4,947,536

			19,097,275

UTILITIES	0.2%
American Electric Power Co., Inc., 5.75%, due 11/1/27(a)(b)		1,015,000	1,037,609
Enel Finance America LLC, 7.10%, due 10/14/27 (Italy)(i)		600,000	630,894
Enel Finance International NV, 7.50%, due 10/14/32 (Italy)(i)		400,000	443,757
NextEra Energy Capital Holdings, Inc., 5.00%, due 7/15/32		1,575,000	1,554,678

			3,666,938

TOTAL CORPORATE BONDS (Identified cost—$64,509,503)			60,063,505

		Ownership %*
PRIVATE REAL ESTATE—OFFICE	1.5%
Legacy Gateway JV LLC, Plano, TX(m)		56.5%	25,114,392

TOTAL PRIVATE REAL ESTATE (Identified cost—$23,637,405)			25,114,392

		Shares
SHORT-TERM INVESTMENTS	1.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.02%(n)		15,435,081	15,435,081
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(n)		14,154,279	14,154,279

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$29,589,360)			29,589,360

PURCHASED OPTION CONTRACTS (Premiums paid—$203,535)	0.0%		842,528

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,060,430,309)	141.0%		2,391,198,130
WRITTEN OPTION CONTRACTS (Premiums received—$700,849)	(0.1)		(1,435,271)
LIABILITIES IN EXCESS OF OTHER ASSETS	(40.9)		(693,328,120)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS (Equivalent to $12.62 per share based on 134,431,441 shares of common stock outstanding)	100.0%		$1,696,309,739

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Paid	Value
Call—Digital Realty Trust, Inc.	$100.00	7/21/23	541	$6,160,367	$130,613	$724,940
Call—American Tower Corp.	200.00	8/18/23	246	4,770,924	72,922	117,588
			787	$10,931,291	$203,535	$842,528

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Received	Value
Call—Digital Realty Trust, Inc.	$105.00	7/21/23	(1,082)	$(12,320,734)	$(128,293)	$(952,160)
Call—Invitation Homes, Inc.	37.50	7/21/23	(1,360)	(4,678,400)	(52,456)	(6,800)
Call—Welltower, Inc.	82.50	7/21/23	(635)	(5,136,515)	(58,094)	(31,750)
Call—American Tower Corp.	210.00	8/18/23	(492)	(9,541,848)	(49,726)	(91,020)
Call—Digital Realty Trust, Inc.	115.00	8/18/23	(528)	(6,012,336)	(107,037)	(225,984)
Put—Crown Castle, Inc.	100.00	7/21/23	(162)	(1,845,828)	(22,286)	(3,240)
Put—Digital Realty Trust, Inc.	70.00	7/21/23	(541)	(6,160,367)	(39,802)	(2,705)
Put—Medical Properties Trust, Inc.	8.00	7/21/23	(4,681)	(4,334,606)	(114,694)	(32,767)
Put—WP Carey, Inc.	65.00	7/21/23	(623)	(4,208,988)	(45,834)	(24,297)
Put—American Tower Corp.	165.00	8/18/23	(246)	(4,770,924)	(29,168)	(22,140)
Put—Sun Communities, Inc.	120.00	8/18/23	(362)	(4,722,652)	(53,459)	(42,408)
			(10,712)	$(63,733,198)	$(700,849)	$(1,435,271)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$200,000,000	0.670%	Monthly	5.193%(p)	Monthly	7/15/23	$802,309	$—	$802,309
190,000,000	1.237%	Monthly	5.193%(p)	Monthly	7/15/23	666,577	—	666,577
115,000,000	0.762%	Monthly	5.193%(p)	Monthly	7/15/23	451,945	—	451,945
69,000,000	1.280%	Monthly	5.188%(p)	Monthly	8/3/23	363,235	—	363,235
200,000,000	0.670%	Monthly	USD-SOFR-OIS(q)	Monthly	9/15/25	16,819,270	41,521	16,860,791
69,000,000	1.280%	Monthly	USD-SOFR-OIS(q)	Monthly	2/3/26	5,373,521	10,695	5,384,216
115,000,000	0.762%	Monthly	USD-SOFR-OIS(q)	Monthly	9/15/26	12,277,938	26,391	12,304,329
190,000,000	1.237%	Monthly	USD-SOFR-OIS(q)	Monthly	9/15/27	20,861,749	43,009	20,904,758
						$57,616,544	$121,616	$57,738,160

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	6,137,380	USD	6,554,722	7/5/23	$(142,389)
Brown Brothers Harriman	GBP	1,900,000	USD	2,340,397	7/5/23	(72,602)
Brown Brothers Harriman	GBP	1,795,568	USD	2,226,702	7/5/23	(53,668)
Brown Brothers Harriman	USD	6,701,773	EUR	6,137,380	7/5/23	(4,662)
Brown Brothers Harriman	USD	2,977,602	GBP	2,342,945	7/5/23	(2,064)
Brown Brothers Harriman	USD	508,050	GBP	400,000	7/5/23	(50)
Brown Brothers Harriman	USD	1,201,778	GBP	952,623	7/5/23	8,053
Brown Brothers Harriman	EUR	8,229,039	USD	8,997,384	8/2/23	5,554
Brown Brothers Harriman	GBP	2,342,646	USD	2,977,573	8/2/23	1,818
						$(260,010)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

*	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,524,252,881 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $661,190,188 in aggregate has been rehypothecated.
(c)

Restricted security. Aggregate holdings equal 0.9% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813. Security value is determined based on significant unobservable inputs (Level 3).

(d)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $27,978,741 in aggregate has been pledged as collateral.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)	Security converts to floating rate after the indicated fixed-rate coupon period.
(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $58,793,205 which represents 3.5% of the net assets of the Fund (2.4% of the managed assets of the Fund).

(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $16,395,595 which represents 1.0% of the net assets of the Fund, of which 0.0% are illiquid.

(i)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $62,834,334 which represents 3.7% of the net assets of the Fund, of which 0.0% are illiquid.

(j)	Variable rate. Rate shown is in effect at June 30, 2023.

(k) Security is in default.

(l)	Non-income producing security.
(m)	Security value is determined based on significant unobservable inputs (Level 3).
(n)	Rate quoted represents the annualized seven-day yield.
(o)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(p)	Based on 1-Month LIBOR. Represents rates in effect at June 30, 2023.
(q)	Represents forward-starting interest rate swap contracts with interest receipts and payments commencing between July 15, 2023 and August 3, 2023 (effective dates).

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value(a) (Identified cost—$2,060,430,309)	$2,391,198,130
Cash	1,233,586
Cash collateral pledged for interest rate swap contracts	13,632,134
Foreign currency, at value (Identified cost—$260,974)	264,484
Receivable for:
Dividends and interest	9,572,871
Investment securities sold	681,494
Variation margin on interest rate swap contracts	13,773
Unrealized appreciation on forward foreign currency exchange contracts	15,425
Other assets	159,667

Total Assets	2,416,771,564

LIABILITIES:
Written option contracts, at value (Premiums received—$700,849)	1,435,271
Unrealized depreciation on forward foreign currency exchange contracts	275,435
Payable for:
Credit agreement	710,000,000
Interest expense	3,524,558
Investment securities purchased	2,246,998
Investment management fees	1,647,929
Dividends and distributions declared	456,931
Administration fees	116,324
Other liabilities	633,379

Total Liabilities	720,336,825

Series A Cumulative Preferred Stock (125 shares authorized and issued at $1,000 per share) (Note 8)	125,000

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,696,309,739

NET ASSETS Applicable to Common Shareholders consist of:
Paid-in capital	$1,282,450,127
Total distributable earnings/(accumulated loss)	413,859,612

$1,696,309,739

NET ASSET VALUE PER COMMON SHARE:
($1,696,309,739 ÷ 134,431,441 common shares outstanding)	$12.62

MARKET PRICE PER COMMON SHARE	$11.60

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER COMMON SHARE	(8.08)%

(a)	Includes $1,524,252,881 pledged, of which $661,190,188 has been re-hypothecated, in connection with the Fund’s credit agreement, as described in Note 7.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2023 (Unaudited)

Investment Income:
Dividend income (net of $18,725 of foreign withholding tax)	$37,290,255
Interest income	6,766,827
Rehypothecation income	483,671

Total Investment Income	44,540,753

Expenses:
Interest expense	20,081,561
Investment management fees	10,096,886
Administration fees	802,751
Shareholder reporting expenses	420,096
Professional fees	118,620
Custodian fees and expenses	84,485
Directors’ fees and expenses	34,483
Transfer agent fees and expenses	18,143
Miscellaneous	32,910

Total Expenses	31,689,935

Net Investment Income (Loss)	12,850,818

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	32,742,270
Written option contracts	739,830
Interest rate swap contracts	10,624,074
Forward foreign currency exchange contracts	(177,106)
Foreign currency transactions	22,558

Net realized gain (loss)	43,951,626

Net change in unrealized appreciation (depreciation) on:
Investments in securities	57,081,465
Written option contracts	(1,133,563)
Interest rate swap contracts	(525,773)
Forward foreign currency exchange contracts	(70,423)
Foreign currency translations	5,754

Net change in unrealized appreciation (depreciation)	55,357,460

Net Realized and Unrealized Gain (Loss)	99,309,086

Net Increase (Decrease) in Net Assets Resulting from Operations	112,159,904

Distributions Paid to Series A Cumulative Preferred Stockholders (Note 8)	(7,702)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	$112,152,202

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO

COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022
Change in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$12,850,818	$39,722,607
Net realized gain (loss)	43,951,626	74,374,888
Net change in unrealized appreciation (depreciation)	55,357,460	(759,424,588)
Distributions paid to Series A Cumulative Preferred Stockholders	(7,702)	(14,084)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	112,152,202	(645,341,177)

Distributions to Common Shareholders	(64,527,092)	(160,769,727)

Capital Stock Transactions:
Net increase (decrease) in net assets from Fund share transactions	1,245,975	1,181,844
Decrease in net assets from offering expenses from issuance of preferred stock	—	(19,400)

Net increase (decrease) in net assets from capital stock transactions	1,245,975	1,162,444

Total increase (decrease) in net assets applicable to Common Shareholders	48,871,085	(804,948,460)
Net Assets Applicable to Common Shareholders:
Beginning of period	1,647,438,654	2,452,387,114

End of period	$1,696,309,739	$1,647,438,654

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2023 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations*	$112,159,904
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(216,389,619)
Proceeds from sales and maturities of long-term investments	260,414,225
Net purchases, sales and maturities of short-term investments	26,185,456
Net amortization of premium on investments in securities	1,129,856
Net decrease in dividends and interest receivable and other assets	958,667
Net increase in interest expense payable, accrued expenses and other liabilities	393,660
Net decrease in payable for variation margin on interest rate swap contracts	(77,114)
Net decrease in premiums received from written option contracts	(220,548)
Net change in unrealized depreciation on written option contracts	1,133,563
Net change in unrealized appreciation on investments in securities	(57,081,465)
Net change in unrealized depreciation on forward foreign currency exchange contracts	70,423
Net realized gain on investments in securities	(32,742,270)

Cash provided by operating activities	95,934,738

Cash Flows from Financing Activities:
Distributions paid on Series A Cumulative Preferred Stock (net of distributions payable)	(7,702)
Dividends and distributions paid	(95,137,728)

Cash used for financing activities	(95,145,430)

Increase (decrease) in cash and restricted cash	789,308
Cash and restricted cash at beginning of period (including foreign currency)	14,340,896

Cash and restricted cash at end of period (including foreign currency)	$15,130,204

Supplemental Disclosure of Cash Flow Information:

For the six months ended June 30, 2023, interest paid was $19,442,934.

For the six months ended June 30, 2023, reinvestment of dividends was $1,245,975.

*	Does not include distributions paid to Series A Cumulative Preferred Stockholders.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS—(Continued)

For the Six Months Ended June 30, 2023 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.

Cash	$1,233,586
Restricted cash	13,632,134
Foreign currency	264,484

Total cash and restricted cash shown on the Consolidated Statement of Cash Flows	$15,130,204

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Consolidated Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the consolidated financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

	For the Six Months Ended June 30, 2023(a)		For the Year Ended December 31,
Per Share Operating Data:			2022(a)		2021(a)	2020	2019	2018
Net asset value per common share, beginning of period	$12.26		$18.27		$13.17	$14.81	$11.73	$13.59

Income (loss) from investment operations:

Net investment income (loss)(b)	0.10		0.30		0.16	0.24	0.27	0.31
Net realized and unrealized gain (loss)	0.74		(5.11)		5.90	(0.64)	3.82	(1.21	)(c)
Distributions paid to Series A Cumulative Preferred Stockholders	(0.00	)(d)	(0.00	)(d)	—	—	—	—

Total from investment operations applicable to common shares	0.84		(4.81)		6.06	(0.40)	4.09	(0.90)

Less dividends and distributions to common shareholders from:

Net investment income	(0.48)		(0.21)		(0.20)	(0.23)	(0.28)	(0.32)

Net realized gain	—		(0.99)		(0.76)	(0.73)	(0.73)	(0.64)

Total dividends and distributions to common shareholders	(0.48)		(1.20)		(0.96)	(0.96)	(1.01)	(0.96)

Dilutive effect of rights offer	—		—		—	(0.28)	—	—

Net increase (decrease) in net asset value per common share	0.36		(6.01)		5.10	(1.64)	3.08	(1.86)

Net asset value per common share, end of period	$12.62		$12.26		$18.27	$13.17	$14.81	$11.73

Market value per common share, end of period	$11.60		$11.50		$18.22	$12.40	$14.88	$10.36

Total net asset value return(e)	7.09	%(f)	-26.83%		47.66%	-3.12%	35.80%	-6.32	%(c)

Total market value return(e)	4.94	%(f)	-31.18%		56.40%	-9.22%	54.49%	-11.11%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2023(a)		For the Year Ended December 31,
Ratios/Supplemental Data:			2022(a)		2021(a)	2020	2019	2018
Net assets applicable to common shareholders, end of period (in millions)	$1,696.3		$1,647.4		$2,452.4	$1,767.3	$1,618.6	$1,280.6

Ratios to average daily net assets:

Expenses	3.79	%(g)(h)	2.33	%(h)	1.91%	2.22%	2.15%	2.17	%(c)

Expenses (excluding interest expense)	1.39	%(g)(h)	1.33	%(h)	1.28%	1.30%	1.26%	1.32%

Net investment income (loss)	1.54	%(g)(h)	2.00	%(h)	1.05%	1.92%	1.94%	2.47%

Ratio of expenses to average daily managed assets(i)	2.67	%(g)	1.72%		1.45%	1.67%	1.66%	1.63%

Portfolio turnover rate	9	%(f)	31%		38%	54%	51%	26%

Credit Agreement
Asset coverage ratio for credit agreement	339%		332%		465%	378%	452%	378%

Asset coverage per $1,000 for credit agreement	$3,389		$3,320		$4,647	$3,783	$4,519	$3,784

Amount of loan outstanding (in millions)	$710.0		$710.0		$672.5	$635.0	$460.0	$460.0

Preferred Stock
Series A Cumulative Preferred Stock at liquidation value, end of period (in 000s)	$125.0		$125.0		—	—	—	—

Asset coverage ratio for Series A Cumulative Preferred Stock	339%		332%		—	—	—	—

Asset Coverage, per $1,000 liquidation value per share of Series A Cumulative Preferred Stock	$3,389		$3,320		—	—	—	—

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

(a)	Consolidated (see Note 1).
(b)	Calculation based on average shares outstanding.
(c)

During the reporting period the Fund settled legal claims against one issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlements. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(1.22). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets would have been 2.16%. Excluding the proceeds from and expenses relating to the settlements, the total return on a NAV basis would have been -6.37%.

(d)	Amount is less than $0.005.
(e)

Total net asset value return measures the change in net asset value per share over the year indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(f)	Not annualized.
(g)	Annualized.
(h)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.
(i)

Average daily managed assets represent net assets plus the outstanding balance of the credit agreement. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Quality Income Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income through investment in real estate securities. The Fund’s secondary investment objective is capital appreciation.

Cohen & Steers RQI Trust (the REIT Subsidiary), is a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland as a statutory trust on July 9, 2021 that commenced operations on November 30, 2021. The REIT Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies. The Fund expects that it will achieve a significant portion of its exposure to private real estate investments through investment in the REIT Subsidiary. The REIT Subsidiary may use wholly-owned, limited liability companies to contain the exposure of individual private real estate investments. Unlike the Fund, the REIT Subsidiary may invest without limitation in private real estate. Investments in the REIT Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the REIT Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the REIT Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund‘s fair value of private real estate investments held by the REIT Subsidiary. Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$260,251,012	$—	$15,283,738	(a)	$275,534,750
Other Industries	1,580,502,654	—	—		1,580,502,654
Preferred Securities— Exchange-Traded	204,709,787	—	—		204,709,787
Preferred Securities— Over-the-Counter	—	214,841,154	—		214,841,154
Corporate Bonds	—	60,063,505	—		60,063,505
Private Real Estate—Office	—	—	25,114,392	(b)	25,114,392
Short-Term Investments	—	29,589,360	—		29,589,360
Purchased Option Contracts	842,528	—	—		842,528

Total Investment in Securities(c)	$2,046,305,981	$304,494,019	$40,398,130		$2,391,198,130

Interest Rate Swap Contracts	$—	$57,738,160	$—		$57,738,160
Forward Foreign Currency Exchange Contracts	—	15,425	—		15,425

Total Derivative Assets(c)	$—	$57,753,585	$—		$57,753,585

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written Option Contracts	$(1,392,863)	$(42,408)	$—	$(1,435,271)
Forward Foreign Currency Exchange Contracts	—	(275,435)	—	(275,435)

Total Derivative Liabilities(c)	$(1,392,863)	$(317,843)	$—	$(1,710,706)

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1 – Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate—Office
Balance as of December 31, 2022	$13,432,416	$26,560,429
Change in unrealized appreciation (depreciation)	1,851,322	(1,446,037)

Balance as of June 30, 2023	$15,283,738	$25,114,392

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2023 which were valued using significant unobservable inputs (Level 3) amounted to $405,285.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2023	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock— Real Estate— Industrials	$15,283,738	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	23.3x	Increase

Private Real Estate— Office	$25,114,392	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.50% 6.50%	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Consolidated Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Consolidated Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Consolidated Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2023, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund’s taxable income after December 31, 2023, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2023: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/11/23	7/12/23	7/31/23	$0.080
8/15/23	8/16/23	8/31/23	$0.080
9/12/23	9/13/23	9/29/23	$0.080

Distributions to holders of Series A Cumulative Preferred Stock are accrued daily and paid semi-annually and are determined as described in Note 8. The payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2023, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The REIT Subsidiary intends to elect to be taxed as a REIT under Subchapter M of the Code. The REIT Subsidiary’s qualification and taxation as a REIT depends upon the REIT Subsidiary’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the Code. Those qualification tests involve the percentage of income that it earns from specified sources, the percentage of its assets that falls within specified categories, the diversity of the ownership of its shares, and the percentage of its taxable income that the REIT Subsidiary distributes. As a REIT, the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

REIT Subsidiary generally will be allowed to deduct dividends paid to its shareholders and, as a result, the REIT Subsidiary will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that the REIT Subsidiary annually distributes to its shareholders, as long as the REIT Subsidiary meets the minimum distribution requirements under the Code. The REIT Subsidiary intends to make distributions on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

For the current open tax year and for all major jurisdictions, management of the REIT Subsidiary has analyzed and concluded that there are no uncertain tax positions that would require recognition in the Fund’s consolidated financial statements. The REIT Subsidiary’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2023, the Fund incurred $712,721 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $8,395 for the six months ended June 30, 2023.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2023, totaled $218,636,661 and $252,552,310, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Investments in Non-Consolidated Limited Liability Company

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated subsidiaries as significant subsidiaries under the rules and, accordingly, below is summary financial information for the Fund’s investments in non-consolidated limited liability companies at historical cost as of June 30, 2023. The Fund states its ownership interests in non-consolidated limited liability companies at fair value.

Legacy Gateway JV LLC(a)
Balance Sheet:
Assets:
Real estate, net (total cost)	$88,112,247
Cash	4,103,347
Other current assets	1,086,180

Total Assets	$93,301,774

Liabilities and Equity:
Mortgage notes payable	$52,000,000
Accrued expenses and accounts payable	1,301,079
Tenant security deposits	105,480
Other liabilities	533,512

Total Liabilities	53,940,071

Equity	39,361,703

Total Liabilities and Equity	$93,301,774

Income Statement
Revenue	$4,229,601
Expenses	3,634,573

Net Income	$595,028

(a)

Represents summarized financial information of Legacy Gateway JV LLC, a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024, which includes 100% of ownership interests in the limited liability company.

Note 5. Derivative Investments

The following tables present the value of derivatives held at June 30, 2023 and the effect of derivatives held during the six months ended June 30, 2023, along with the respective location in the consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Consolidated Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Equity Risk:
Purchased Option Contracts— Exchange-Traded(a)	Investments in securities, at value	$842,528		—	$—
Written Option Contracts— Exchange-Traded(a)	—	—		Written option contracts, at value	1,435,271
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(b)	Unrealized appreciation	15,425		Unrealized depreciation	275,435

Interest Rate Risk:
Interest Rate Swap Contracts(a)	Receivable for variation margin on interest rate swap contracts	57,738,160	(c)	—	—

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.
(c)

Amount represents the cumulative net appreciation on interest rate swap contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	$(171,313)	$655,892
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	739,830	(1,133,563)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	10,624,074	(525,773)
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(177,106)	(70,423)

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2023:

	Purchased Option Contracts(a)	Written Option Contracts(a)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$6,042,373	$45,109,911	$574,000,000	$8,971,593

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 6. Income Tax Information

As of June 30, 2023, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,060,430,309

Gross unrealized appreciation on investments	$504,030,246
Gross unrealized depreciation on investments	(116,518,697)

Net unrealized appreciation (depreciation) on investments	$387,511,549

Note 7. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of London Interbank Offered Rate (LIBOR)-based variable and fixed rates through June 30, 2022, a combination of Secured Overnight Financing Rate (SOFR)-based variable and fixed rates effective July 1, 2022, and SOFR-based variable rates effective December 28, 2022, pursuant to an amendment to the credit agreement. The commitment amount of the credit agreement is $710,000,000. The Fund may pay a fee of 0.45% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities and/or cash as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund receives a portion of the fees earned by BNPP in connection with the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

rehypothecation of portfolio securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

As of June 30, 2023, the Fund had outstanding borrowings of $710,000,000 at a rate of 6.0%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2023, the Fund borrowed an average daily balance of $710,000,000 at a weighted average borrowing cost of 5.6%.

Note 8. Series A Cumulative Preferred Stock

On January 27, 2022, the Fund’s wholly-owned REIT Subsidiary completed a private placement of 125 shares of 12.0% Series A Cumulative Non-Voting Preferred Stock (the Preferred Stock) for aggregate gross proceeds of $125,000. The Preferred Stock has a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the Liquidation Preference). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the REIT Subsidiary or subject to mandatory redemption upon default of certain coverage requirements at a redemption price equal to the Liquidation Preference.

Note 9. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2023, the Fund issued 98,488 shares of common stock at $1,245,975 for the reinvestment of dividends. During the year ended December 31, 2022, the Fund issued 77,051 shares of common stock at $1,181,844 for the reinvestment of dividends.

On December 13, 2022, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2023, through December 31, 2023.

During the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund did not effect any repurchases.

Note 10. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.

Common Stock Risk. The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Real Estate Market Risk: Since the Fund invests in companies engaged in the real estate industry, an investment in the Fund may be linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorablre tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur applicable breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Private Real Estate Risk: The Fund’s investments in private real estate include additional risks. For example, lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations.

The Fund’s investments in private real estate are expected to be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

REIT Subsidiary Risk: Investments in a REIT Subsidiary are subject to risks associated with the direct ownership of real estate. A REIT Subsidiary, and therefore the Fund, may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by a REIT Subsidiary or securing any mortgages owned by a REIT Subsidiary (which changes in value could be influenced by market conditions for real estate in general or issues related to the particular property). If a REIT Subsidiary’s underlying assets are concentrated in properties used by a particular industry, it will be subject to risks associated with such industry.

By investing through a REIT Subsidiary, the Fund bears the fees and expenses of the REIT Subsidiary (including, among other things operating costs, transaction expenses, administrative and custody fees, legal expenses and custody expenses). Thus, investing through a REIT Subsidiary may cause the Fund to be subject to higher operating expenses than if it invested directly.

Real Estate Limited Liability Company Risk: The Fund through a REIT subsidiary may invest in real estate limited liability companies with third parties. The Fund may also make investments in partnerships

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, which include risks associated with having a limited liability company partner, such as the real estate limited liability company partner becoming insolvent or bankrupt, engaging in fraud or other misconduct or having economic or business interests or goals that conflict with the Fund’s business interest or goals. Also, the terms of the limited liability company agreement could restrict the Fund’s ability to sell or transfer its interest to a third party or could cause the Fund to sell its interest or acquire its partner’s interest at a time when the Fund otherwise would not have initiated such a transaction.

In addition, disputes between the Fund and its real estate limited liability company partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate limited liability company partner.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The U.S. federal government ended the COVID-19 public health emergency declaration on May 11, 2023; however, the effects of the COVID-19 pandemic are expected to continue and the risk that new variants of COVID-19 may emerge remains. Therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA ceased publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Index Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the LIBOR Act) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement will be based on SOFR, which is published by the Federal Reserve Bank of New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.

The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund.

Note 11. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 12. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022-06 (ASU 2022-06), “Reference Rate Reform (Topic 848)”. ASU 2022-06 and ASU 2021-01 are updates to ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives that regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022-06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022-06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2021-01 or ASU 2022-06 to have a material impact on the financial statements.

Note 13. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2023 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Quality Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2023. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

Michael G. Clark	101,235,514	2,240,891
Dean A. Junkans	101,250,065	2,226,340
Ramona Rogers-Windsor	100,845,623	2,630,782

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 6, 2023 and at meetings of the full Board of Directors held on March 14, 2023 and June 13, 2023. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive session on June 13, 2023. At the meeting of the full Board of Directors on June 13, 2023, the Management Agreement was unanimously continued for a term ending June 30, 2024 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Manager’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark and a relevant linked blended benchmark. The Board of Directors considered that the Fund outperformed the Peer Group medians for the one-, three-, five- and ten-year periods ended March 31, 2023, ranking one out of four peers in each period. The Board of Directors noted that the Fund outperformed the linked benchmark for the three-, five- and ten-year periods ended March 31, 2023, but underperformed the linked benchmark for the one-year period ending March 31, 2023. The Board of Directors also noted that the Fund outperformed the linked blended benchmark for the three-, five-, and ten-year periods ended March 31, 2023, but underperformed the linked blended benchmark for the one-year period ending March 31, 2023. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the period, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. They also discussed the impact of the Fund’s recent rights offering on Fund performance and the management of the Fund generally. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted the Fund’s actual management fee at managed asset levels was higher than the Peer Group median, ranking four out of four peers. The Board of Directors also noted that the Fund’s actual management fee at common asset levels were higher than the Peer Group median, ranking four out of four peers. The Board of Directors noted that the Fund’s total expense ratio including investment-related expenses at managed asset levels was higher than the Peer Group median, ranking four out of four peers, and that the Fund’s total expense ratio including investment-related expenses at common asset levels was higher than the Peer Group median, ranking three out of four peers. The Board of Directors also noted that the Fund’s total expense ratio excluding investment-related expenses at managed asset levels was in line with the Peer Group median, ranking two out of four peers. The Fund’s total expense ratio excluding investment-related expenses at common asset levels was higher than the Peer Group median, ranking three out of four peers. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. The Board of Directors concluded that, in light of market conditions, the Fund’s current expense structure was satisfactory.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer and Vice President

Yigal D. Jhirad

Vice President

William F. Scapell

Vice President

Jason A. Yablon

Vice President

Mathew Kirschner

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray, LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	RQI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Quality Income

RealtyFund (RQI)

Semiannual Report June 30, 2023

RQISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	Not Applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2022, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$980,171
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$188,506
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$188,506
Net income from securities lending activities	$791,665

(b)	During the registrant’s most recent fiscal year ended December 31, 2022, BNP Paribas (“BNPP”) served as the registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: September 1, 2023